Decommissioning and Other Provisions	12 Months Ended
Dec. 31, 2020
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Decommissioning and Other Provisions
18 – DECOMMISSIONING AND OTHER PROVISIONS

	$ million
	Decommissioning and restoration		Legal	Environmental	Redundancy	Other	Total
At January 1, 2020
Current	755		626	263	295	872	2,811
Non-current	18,264		1,185	934	220	1,196	21,799
	19,019		1,811	1,197	515	2,068	24,610
Additions	1,697	[A]	502	199	986	2,386	5,770
Amounts charged against provisions	(433)		(522)	(138)	(375)	(388)	(1,856)
Accretion expense	448		17	21	1	10	497
Disposals	(154)		—	(7)	—	(18)	(179)
Remeasurements and other movements	2,090		(59)	(73)	(241)	(265)	1,452
Currency translation differences	508		1	26	52	53	640
	4,156		(61)	28	423	1,778	6,324
At December 31, 2020
Current	900		521	273	673	1,257	3,624
Non-current	22,275		1,229	952	265	2,589	27,310
	23,175		1,750	1,225	938	3,846	30,934

At January 1, 2019
Current	876		213	264	441	1,547	3,341
Non-current	17,057		1,247	1,074	280	1,528	21,186
	17,933		1,460	1,338	721	3,075	24,527
Additions	625		585	229	290	535	2,264
Amounts charged against provisions	(797)		(216)	(223)	(304)	(562)	(2,102)
Accretion expense	644		28	16	3	25	716
Disposals	(1,238)		—	(8)	—	(14)	(1,260)
Remeasurements and other movements	1,696		(45)	(155)	(192)	(988)	316
Currency translation differences	156		(1)	—	(3)	(3)	149
	1,086		351	(141)	(206)	(1,007)	83
At December 31, 2019
Current	755		626	263	295	872	2,811
Non-current	18,264		1,185	934	220	1,196	21,799
	19,019		1,811	1,197	515	2,068	24,610
[A] Includes $798 million additions for the recognition of decommissioning and restoration provisions in Integrated Gas and Upstream and $899 million for the recognition of decommissioning and restoration provisions for manufacturing facilities in Oil Products.

The amount and timing of settlement in respect of these provisions are uncertain and dependent on various factors that are not always within management’s control. Reviews of estimated future decommissioning and restoration costs and the discount rate applied are carried out regularly. The discount rate applied at December 31, 2020 was 1.75% (2019: 3%). This decrease resulted from the significant decrease in capital markets rates in 2020. An increase of 0.5% or a decrease of 0.5% in the discount rate could result in a decrease of $1.7 billion or an increase of $2.2 billion of decommissioning and restoration provisions, respectively. Such increase/decrease will be reflected in the carrying amount of the related asset. Where applicable that carrying amount is tested for impairment.

In 2020, there was an increase of $3,999 million (2019: $2,241 million) in the decommissioning and restoration provision as a result of the change in the discount rate, partly offset by a decrease in the provision resulting from changes in cost estimates of $1,909 million (2019: $545 million), reported within remeasurements and other movements.

Of the decommissioning and restoration provision at December 31, 2020, an estimated $3,921 million is expected to be utilised within one to five years, $2,206 million within six to 10 years, and the remainder in later periods.
Other provisions include amounts recognised in respect of onerous contracts ($1,739 million) and employee benefits. At December 31, 2020, the onerous contract provision includes onerous contracts that relate to Lake Charles terminals and the closure of the Convent refinery, both in the USA.